SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 1-15497

Date of Report: January 21, 2010

Maydao Corporation
(Exact name of registrant as specified in its charter)

Utah	87-0301924
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

175 East 400 South, Suite 900, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

801-531-0404
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Effective January 20, 2010 Maydao Corporation has completed the corporate reorganization approved at the Annual Meeting of Shareholders on November 25, 2009. The actions include a corporate name change from RecycleNet Corporation to Maydao Corporation, a 1 for 10 reverse split of the common shares in the company, and a change in ticker symbol from GARM to MYDO.

The completion of these actions has taken effect as of the open of business January 20, 2010.

The contact information for the Company is as follows:

Maydao Corporation
175 East 400 South, Suite 900
Salt Lake City, Utah
USA 84111
Telephone:  801 531 0404
Fax:               801 531 0707
Website:   www.maydao.com
Email:        info@maydao.com
OTCBB: MYDO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 2010	Maydao Corporation

	By:	/s/ Paul Roszel
Paul Roszel, President and Chairman of the Board of Directors